SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

Apollo Senior Floating Rate Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO TACTICAL INCOME FUND INC.

9 West 57th Street—43rd Floor

New York, NY 10019

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

To Be Held on May 13, 2014 at the office of

Willkie Farr & Gallagher LLP

787 Seventh Avenue, New York, NY 10019

To the Shareholders:

Notice is hereby given that the 2014 Annual Meeting of Shareholders of each of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (each, a “Fund” and together, the “Funds”), each a Maryland corporation, will be held at the office of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, at 9:30 a.m. E.T., on Tuesday, May 13, 2014, for the following purposes:

Each Fund:

1.	To elect Directors of each Fund (Proposal 1).

2.	To transact such other business as may properly come before the Annual Meetings or any adjournments or postponements thereof.

Your vote is important!

The Board of Directors of each Fund has fixed the close of business on March 18, 2014 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings and any adjournments or postponements thereof.

All shareholders of record of each Fund on the record date are cordially invited to attend the Annual Meetings. Even if you expect to attend the Annual Meetings in person, please complete, date and sign the enclosed form of proxy for each Fund in which you hold shares and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Annual Meetings, via telephone or the Internet, please take advantage of these prompt and efficient voting options.

The enclosed proxy card(s) is being solicited on behalf of the Funds’ Boards of Directors.

By Order of the Boards of Directors,

JOSEPH D. GLATT Secretary of the Funds

April 3, 2014

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Fund(s) in validating your vote if you fail to sign your proxy card(s) properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration.

2. Joint Accounts: Both owners of a joint account should sign, and the names of the parties signing should conform exactly to the names shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith, Executor, Estate of Jane Smith	John B. Smith, Executor

APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO TACTICAL INCOME FUND INC.

9 West 57th Street—43rd Floor

New York, NY 10019

ANNUAL MEETINGS OF SHAREHOLDERS

To Be Held on May 13, 2014 at the office of

Willkie Farr & Gallagher LLP

787 Seventh Avenue, New York, NY 10019

JOINT PROXY STATEMENT

This document is a joint proxy statement (the “Joint Proxy Statement”) for Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (each, a “Fund” and together, the “Funds”), each a Maryland corporation. This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Funds’ Boards of Directors (each, a “Board” and together, the “Boards”) for use at the 2014 Annual Meetings of Shareholders of the Funds to be held on Tuesday, May 13, 2014, at 9:30 a.m. E.T., at the office of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, and at any adjournments or postponements thereof (each, a “Meeting” and together, the “Meetings”).

A Notice of the 2014 Annual Meetings of Shareholders and a proxy card for each Fund in which you own Shares (as defined below) accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about April 3, 2014, primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of each Fund, Apollo Credit Management, LLC, the investment adviser of each Fund (the “Adviser”), and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the transfer agent and administrator of each Fund. Costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid for by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its Shares. The estimated costs and expenses of the proxy solicitation to be paid by the Funds are expected to be approximately $40,000. This Joint Proxy Statement and form of proxy are first being sent to shareholders on or about April 3, 2014.

THE FUNDS’ ANNUAL REPORT, INCLUDING THE AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013, HAS PREVIOUSLY BEEN MAILED TO EACH FUND’S SHAREHOLDERS, AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE BY CALLING SHAREHOLDER SERVICES AT 1-888-301-3838. THE FUNDS’ ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS’ WEBSITE AT WWW.AGMFUNDS.COM AND THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (WWW.SEC.GOV). REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS JOINT PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be Held on May 13, 2014.

The Notice of Annual Meetings of Shareholders, Joint Proxy Statement and proxy cards for each Fund are available to you at www.proxyvote.com. You are encouraged to review all of the information contained in the proxy materials before voting.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETINGS, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AS SOON AS POSSIBLE. The proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card(s) are set forth on the inside cover of this Joint Proxy Statement.

If the enclosed proxy card(s) is properly executed and returned in time to be voted at the relevant Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” the election of the nominees for Director named in this Joint Proxy Statement. Any shareholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting(s) and voting his or her Shares in person, by submitting a letter of revocation or by a later-dated proxy delivered to the Secretary of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc., as applicable, at 9 West 57th Street, 43rd Floor, New York, NY 10019 before the Meeting(s) or at the Meeting(s). Broker-dealers and other nominees holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on each Proposal before the Meeting(s). A signed voting instruction card or other authorization by a beneficial owner of a Fund’s Shares that does not specify how the beneficial owner’s Shares should be voted will be deemed an instruction to vote such “FOR” the election of the nominees for Director named in this Joint Proxy Statement. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

Under the Bylaws of each Fund, the presence in person or by proxy of the holders of Shares entitled to cast a majority of the votes entitled to be cast (without regard to class) shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at that Fund’s Meeting. In the event that a Quorum is not present at a Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting without notice other than announcement at the Meeting.

Each Fund has outstanding one class of capital stock consisting of common stock, par value $0.001 per share (the “Common Stock”). AFT also has outstanding one series of preferred stock, par value $0.001 per share, which is designated as Series A Preferred Stock (the “AFT Preferred Stock” and together with the Common Stock, the “Shares”).

Each share of Common Stock is entitled to one vote at the relevant Meeting with respect to each matter to be voted on by the holders of Common Stock with pro rata voting rights for any fractional shares. Each share of Common Stock entitles the holder to cast one vote for as many individuals as there are Directors to be elected and for whose election the Common Stock is entitled to be voted. The holders of the AFT Preferred Stock, voting as a class, have the sole right to elect the directors designated as the AFT Preferred Stock Directors. No Shares have cumulative voting rights. On the record date, March 18, 2014 (the “Record Date”), the following number of Shares of each Fund were issued and outstanding:

Name of Fund	Common Stock Outstanding	Preferred Stock Outstanding
AFT	15,573,061	1,534 shares
AIF	14,464,026	N/A

To the knowledge of AFT and AIF, the following shareholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), are beneficial owners of more than 5% of a class of AFT’s and AIF’s, respectively, outstanding Shares as of the Record Date based on public filings and/or information provided by such persons.

Name and Address of Beneficial Owner	Class	Amount of Beneficial Ownership	Percent of Class
Wells Fargo Bank, National Association*	AFT Preferred Stock	1,534	100%

*	Wells Fargo Bank, National Association has irrevocably appointed AFT (through AFT’s duly appointed Secretary) as its sole and exclusive proxy, subject to certain limitations, to attend all meetings of shareholders of AFT and to cast all votes that it is entitled to cast with respect to the AFT Preferred Stock at any meeting of the shareholders of AFT, in each case, in the discretion of the Board of AFT. Through the exercise of this proxy, all votes entitled to be cast by holders of AFT Preferred Stock will be voted “FOR” the election of the AFT Preferred Stock Director nominee named in this Joint Proxy Statement.

PROPOSAL 1: ELECTION OF DIRECTORS

Each Board currently consists of six Directors, five of whom are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Directors expiring at the third annual meeting of shareholders after the election of such class of Directors. Each Director will hold office for the term to which he is elected and until his successor is duly elected and qualifies.

The classes of Directors are indicated below:

Nominees to Serve Until 2017 Annual Meeting of Shareholders
Robert L. Borden (AFT Preferred Stock Director) Carl J. Rickertsen	Class III Director of AFT and Class I Director of AIF

Directors Serving Until 2015 Annual Meeting of Shareholders
Barry Cohen (AFT Preferred Stock Director) Elliot Stein, Jr.	Class I Director of AFT and Class II Director of AIF

Directors Serving Until 2016 Annual Meeting of Shareholders
Glenn N. Marchak Todd J. Slotkin	Class II Director of AFT and Class III Director of AIF

With respect to AFT, holders of AFT Preferred Stock voting as a separate class are entitled, to the exclusion of holders of Common Stock, to elect two Directors, and holders of AFT’s Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. Since AIF only has Common Stock outstanding, holders of Common Stock elect all Directors up for election.

With respect to AFT, the holders of outstanding AFT Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the AFT Preferred Stock are in arrears for two full years. No dividend arrearages exist for AFT as of the date of this Joint Proxy Statement. Messrs. Borden and Cohen are currently designated as the Directors of AFT to be elected by the holders of the AFT Preferred Stock. A quorum of the holders of AFT Preferred Stock must be present in person or by proxy at AFT’s Meeting in order for the proposal to elect Mr. Borden to be considered. As noted above, AFT holds a proxy for the holder of all of the outstanding Shares of AFT Preferred Stock.

The following table sets forth the dollar range of equity securities in each Fund beneficially owned by each Director and executive officer as of the Record Date. As of that date, the Funds’ Directors and executive officers, as a group, owned less than 1% of each Fund’s outstanding Common Stock. No Directors or executive officers of AFT owned any of the AFT Preferred Stock as of the Record Date. The Apollo fund complex consists of AFT and AIF, each a closed-end investment company registered under the 1940 Act.

Directors and Executive Officers	Dollar Range* of Equity Securities Held in AFT(1)	Dollar Range* of Equity Securities Held in AIF(1)	Aggregate Dollar Range* of Equity Securities in All Funds Overseen by Director in Fund Complex
Independent Directors
Robert L. Borden	A	A	A
Glenn N. Marchak	A	A	A
Carl J. Rickertsen	A	A	A
Todd J. Slotkin	A	A	A
Elliot Stein, Jr.	C	C	C

Interested Director
Barry Cohen	E	C	E

Executive Officers
Joseph Moroney	D	E	E
Frank Marra	A	A	A
Joseph D. Glatt	A	C	C
Cindy Z. Michel	A	A	A

*	Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	over $100,000
(1)	This information has been furnished by each Director and executive officer.

None of the Independent Directors or their immediate family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of the Record Date.

EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS JOINT PROXY STATEMENT.

Messrs. Borden and Rickertsen have each been nominated for a three-year term to expire at the Funds’ 2017 Annual Meeting of Shareholders and when his successor is duly elected and qualifies. For AFT, Mr. Borden has been designated for election by the holders of AFT Preferred Stock only. Each of Messrs. Borden and Rickertsen has consented to continue to serve as a Director if elected at the relevant Meeting.

All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominees named in this Joint Proxy Statement. The Boards know of no reason why either of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Boards may recommend.

Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the Directors and Nominees, including their year of birth, positions with each Fund, principal occupations and other board memberships for the past five years are shown below.

Name, Address(1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served; Term of Office(4)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director in Fund Complex	Other Public Company Board Memberships During Past Five Years
Independent Directors(2):

Robert L. Borden (born 1963)	Director	AFT—Since 2013; Class III Director. AIF—Since 2013; Class I Director.	Managing Partner and Chief Investment Officer, Delegate Advisors, LLC since 2011; Chief Executive Officer and Chief Investment Officer, South Carolina Retirement System Investment Commission from 2006 to 2011, Chairman of the Investment Committee of the South Carolina Deferred Compensation Commission from 2006 to 2012.	2	None.

Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT—Since 2011; Class II Director. AIF—Since 2011; Class III Director.	Managing Director and Senior Portfolio Manager, Citi Capital Advisors (formerly Citigroup Alternative Investments) from 2005 to 2008.	2	None.

Carl J. Rickertsen (born 1960)	Director; Nominating and Corporate Governance Committee Chair	AFT—Since 2011; Class III Director. AIF—Since 2011; Class I Director.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2005.	2	Noranda Aluminum Holding Corporation; Berry Plastics Group, Inc.; MicroStrategy Incorporated; until 2010, Convera Corporation.

Todd J. Slotkin (born 1953)	Lead Indepen- dent Director	AFT—Since 2011; Class II Director. AIF—Since 2011; Class III Director.	Co-Founder and Managing Partner, Newton Pointe Partners (consulting firm) from 2007 to 2008 and since 2011; Senior Managing Director, Irving Place Capital (private equity firm) from 2008 to 2010.	2	CBIZ, Inc.; until 2012, Martha Stewart Living Omnimedia, Inc.

Elliot Stein, Jr. (born 1949)	Director	AFT—Since 2011; Class I Director. AIF—Since 2011; Class II Director.	Chairman of Acertas LLC and Senturion Forecasting (consulting firms) since 2013; Chairman of Caribbean International News Corporation from 1985 to 2013; Managing Director of Commonwealth Capital Partners.	2	Apollo Investment Corporation; Global Cornerstone Holdings Limited; and Bizzingo Inc.

Interested Director(3)

Barry Cohen (born 1952)	Director and Chairman of the Board	AFT—Since 2011; Class I Director. AIF—Since 2011; Class II Director.	President, Apollo Global Securities, LLC since 2011; Senior Managing Director, Apollo Capital Management, L.P. since 2008.	2	HFA Holdings Limited.

(1)	The address of each Director is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, 43rd Floor, New York, NY 10019.
(2)	“Independent Directors” are directors who are not “interested persons,” as defined in the 1940 Act, of each Fund.
(3)	“Interested person,” as defined in the 1940 Act, of each Fund. Mr. Cohen is an interested person of each Fund due to his affiliation with the Adviser.

(4)	If elected, the Class III Directors of AFT and the Class I Directors of AIF will serve until the Funds’ Annual Meeting of Shareholders in 2017 and until their successors are duly elected and qualify. The Class I Directors of AFT and the Class II Directors of AIF will serve until the Funds’ Annual Meeting of Shareholders in 2015 and until their successors are duly elected and qualify. The Class II Directors of AFT and the Class III Directors of AIF will serve until the Funds’ Annual Meeting of Shareholders in 2016 and until their successors are duly elected and qualify.

Additional information about each Director follows that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Boards believe has prepared him to be an effective Director. The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Funds’ counsel; both counsel to the Independent Directors and the Funds have significant experience advising funds and fund board members. The Boards and their committees have the ability to engage other experts as appropriate. The Boards evaluate their performance on an annual basis.

Independent Directors

•	Robert L. Borden. Mr. Borden is currently Managing Partner and Chief Investment Officer of Delegate Advisors, LLC, since 2011. From 2006 to 2011, he served as the Chief Executive Officer and Chief Investment Officer of the $26 billion South Carolina Retirement System Investment Commission (“SCRSIC”), which is responsible for investing and managing all assets of the South Carolina Retirement Systems. Prior to his role at SCRSIC, Mr. Borden served as the Executive Director and Chief Investment Officer of the $7 billion Louisiana State Employees Retirement System (“LASERS”). Mr. Borden has also served as a board member and Chairman of the Investment Committee of the South Carolina Deferred Compensation Commission from 2006 to 2012, and also as Vice Chairman and Chairman of the Fund Evaluation Committee for the Louisiana Deferred Compensation Commission. Prior to joining LASERS, Mr. Borden served as Treasurer and Senior Manager of Financial Services for the Texas Workers’ Compensation Insurance Fund. He was previously Vice President of Treasury and Interest Rate Risk Manager of Franklin Federal Bancorp. He began his career in the Bond Division of the Texas State Treasury. He is a graduate from the University of Texas at Austin with a BBA in Finance and earned a Master of Science degree in Finance from Louisiana State University. Mr. Borden holds both the Chartered Financial Analyst and Chartered Alternative Investment Analyst professional designations.

•

Glenn N. Marchak. Mr. Marchak was a Managing Director and Senior Portfolio Manager of Citi Capital Advisors (formerly Citigroup Alternative Investments (“CAI”)) from 2005 through February 2008. At the time, CAI was Citigroup’s integrated alternative investments platform that managed over $100 billion of assets. Mr. Marchak managed the Leveraged Loan Investments Group. He originated, marketed and managed a variety of funds primarily invested in leveraged loans. He was a member of both the Management Committee and Management Counsel of CAI. He was also a member of the Mezzanine Investments Committee. He also managed LMP Corporate Loan Fund, a NYSE traded closed-end fund. Previously, Mr. Marchak was a Managing Director at Smith Barney where he was responsible for developing and heading the firm’s leveraged lending and loan syndication effort. Prior to that, he was a Senior Vice President and Head of Loan Syndications at Nat West Markets. Before

joining Nat West Markets, he was a Vice President at Citibank where he was a member of the Leveraged Finance Division providing debt capital to the leveraged buyout community and subsequently, a member of the Loan Syndications Department. He began his business career at Ernst & Young (formerly Arthur Young & Company) where he became an Audit Manager and was a founder of that firm’s Reorganization and Insolvency practice. Mr. Marchak currently serves as a board member of Resolvion/Atlanta Equity Investors, LLC and formerly was a board member of Mediq Incorporated, a medical equipment company. Mr. Marchak earned his BSA in Accounting from the University of Florida and is a Certified Public Accountant.

•	Carl J. Rickertsen. Mr. Rickertsen is currently a Managing Partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2005. From January 1998 to January 2005, Mr. Rickertsen was chief operating officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a Managing Partner at Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen has been a member of the board of directors of MicroStrategy, a publicly-traded software firm, since October 2002, a member of the board of directors of Noranda Aluminum Holding Corporation, an integrated producer of value-added primary aluminum products and rolled aluminum coils, since April 2012, and a member of the board of directors of Berry Plastics Group, Inc., a leading provider of value-added plastic consumer packaging and engineered materials, since January 2013. Mr. Rickertsen was formerly a board member of the following publicly-traded companies: Convera Corporation, a search-engine software company; UAP Holding Corp., a distributor of agriculture products; and Homeland Security Capital Corporation, a specialized technology provider to government and commercial customers. Mr. Rickertsen received a BS from Stanford University and an MBA from Harvard Business School.

•	Todd J. Slotkin. Mr. Slotkin currently serves as a Co-Founder and Managing Partner of Newton Pointe Partners, a consulting firm, a position he has held since 2011 and from 2007 to 2008. Previously, Mr. Slotkin served as the Senior Managing Director and as the portfolio manager of Irving Place Capital, a private equity firm, between 2008 and 2010. Mr. Slotkin also served as a Managing Director and co-head of the Natixis Capital Markets Leveraged Finance business from 2006 to 2007. Previously, Mr. Slotkin served as Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. from 1999 to 2006. In addition, he was Chief Financial Officer of M & F Worldwide Corp., a public company, from 1999 to 2006. Prior to joining MacAndrews & Forbes in 1992 as a senior vice president, Mr. Slotkin spent over 17 years with Citicorp, now known as Citigroup. Since 2003, he has been a director of CBIZ, Inc., a publicly-traded provider of business services, products and solutions for financial and employee management, where he is on the audit and compensation committees. He was a director of Martha Stewart Living Omnimedia, Inc. from 2008 to 2012. Mr. Slotkin was formerly a board member of Allied Security Holdings LLC, a publicly-traded provider of contract security officer services, and TransTech Pharma, Inc., a pharmaceutical company. Mr. Slotkin is the chairman, director and co-founder of the Food Allergy Research & Education Initiative. Mr. Slotkin received BS and MBA degrees from Cornell University.

•	Elliot Stein, Jr. Mr. Stein has been a member of the Board of Directors of Apollo Investment Corporation (“AIC”), a non-diversified, closed-end management investment company that has elected to be treated as a business development company, under the 1940 Act, since March 2004. He currently serves as the lead Independent Director of AIC. He has served as Chairman of Acertas LLC and Senturion Forecasting (consulting firms) since 2013 and Caribbean International News Corporation from 1985 to 2013. He is also a board member of various private companies including Multi-Pak Holdings and Cohere Communications. Mr. Stein was a Managing Director of Commonwealth Capital Partners and he has served as a director of VTG Holdings, Bargain Shop Holdings, Inc. and various other private companies. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. Mr. Stein received a BA from Claremont McKenna College.

Interested Director

•	Barry Cohen. Mr. Cohen joined Apollo in 2008, serves as a Senior Managing Director of Apollo Capital Management, L.P. and serves as President of Apollo Global Securities, LLC since 2011. He also serves as a Director of HFA Holdings Limited, a publicly held Australian company, since 2014. Prior to joining Apollo, he was with Bear Stearns from 1987 to 2008. Mr. Cohen joined Bear Stearns in 1987 as head of its Risk Arbitrage Department, where he also co-headed the Bear Stearns Global Equity Arbitrage Funds. From 2003 to 2008, he worked in Bear Stearns Asset Management, focusing on its hedge fund businesses. Prior to joining Bear Stearns in 1987, Mr. Cohen was a risk arbitrageur at First Boston Corporation, a partner in Bedford Partners, a risk arbitrage hedge fund, and a mergers and acquisitions lawyer at Davis Polk & Wardwell. Mr. Cohen graduated summa cum laude from Harvard College with a BA in Applied Mathematics and received JD and MBA degrees from Harvard Law School and Harvard Business School, respectively. Mr. Cohen is a member of the board of directors of both the Mt. Sinai Children’s Center Foundation and The Michael J. Fox Foundation for Parkinson’s Research.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Funds’ Directors be Independent Directors. Currently, five of the six Directors of each Fund are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Boards, regardless of whether the Director happens to be independent or a member of management. The Boards have determined that their leadership structure, in which the Chairman of the Boards is an interested person of the Funds, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Funds. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman of the Boards and that a key factor for assuring that they are in a position to do so is for the Directors who are independent of management to constitute a substantial majority of the Funds’ Board. In addition, the Independent Directors of the Funds have designated a Lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors.

Boards’ Oversight Role

The Boards’ primary role is oversight of the management of the Funds. As is the case with virtually all investment companies, service providers to the Funds, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman or Lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. The Boards’ Audit Committees (which consist of all of the Independent Directors, with the exception of Mr. Borden) meet regularly, and, between meetings, the Audit Committee Chair has access to the Funds’ independent registered public accounting firm and to the Funds’ Treasurer. The Boards also receive periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation, credit and investment research. The Adviser and other service providers have adopted a variety of policies, procedures and controls designed to address each Fund’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to a Fund. The Boards receive reports from Fund counsel and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities or of the activities of any of the Funds’ service providers.

Compensation of Directors and Executive Officers

During the fiscal year ended December 31, 2013, the Boards held four quarterly board meetings, three joint board meetings and three special meetings for AIF. Each Director of the Funds attended at least 75% of the meetings of the Boards and of any Committees of which he was a member. The compensation paid by each Fund to the Independent Directors for the fiscal year ended December 31, 2013 is set forth below. No compensation is paid by the Funds to the Interested Director. AFT and AIF reimbursed the Adviser $49,524 and $54,101, respectively, for compensation related to Ms. Jodi Sarsfield, the Funds’ former Treasurer and Chief Financial Officer, who resigned effective March 6, 2014. No other executive officers of the Funds received compensation from the Funds in excess of $60,000. The amount of expense reimbursements and investment advisory fees waived by the Adviser for the fiscal year ended December 31, 2013 for AFT and AIF were $0 and $59,351, respectively.

Independent Director	AFT	AIF	Pension or Retirement Benefits Accrued as Part of Fund Expenses
Robert L. Borden*	$3,098	$3,098	None
Glenn N. Marchak**	$23,250	$27,250	None
Carl J. Rickertsen	$18,750	$22,750	None
Todd J. Slotkin	$20,250	$24,250	None
Elliot Stein, Jr.	$19,500	$23,500	None

*	Mr. Borden became a Director of each Fund effective November 12, 2013. Mr. Borden is not a member of the Boards’ Nominating and Corporate Governance Committees or Audit Committees.
**	Audit Committee Chair for both Funds.

AFT reimbursed the Independent Directors a total of $5,756 for out-of-pocket expenses incurred in attending the Board and Committee meetings, as applicable, for the year ended December 31, 2013.

AIF reimbursed the Independent Directors a total of $2,888 for out-of-pocket expenses incurred in attending the Board and Committee meetings, as applicable, for the year ended December 31, 2013.

Executive Officers of the Funds

The following table provides information concerning each of the executive officers of the Funds, including their year of birth, positions with the Funds and principal occupations for the past five years.

Name, Address(1) and Year of Birth	Current Position(s) Held with each Fund	Length of Time Served and Term of Office(2)	Principal Occupation(s) During Past Five Years
Joseph Moroney (born 1971)	President and Chief Investment Officer	AFT - since 2011 AIF - since 2013	Loan Product Manager, Apollo Management L.P. since 2008.

Frank Marra (born 1979)	Treasurer and Chief Financial Officer	AFT - since 2014 AIF - since 2014	Senior Controller and Vice President, Apollo Capital Management, L.P. since 2009.

Joseph D. Glatt (born 1973)	Secretary and Chief Legal Officer	AFT - since 2011 AIF - since 2013	Secretary and Vice President, Apollo Investment Corporation since 2010 and 2009, respectively.

Cindy Michel (born 1974)	Chief Compliance Officer	AFT - since 2011 AIF - since 2013	Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2010; Director of Compliance, Apollo Global Management, LLC since 2007.

(1)	The business address of each officer is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, 43rd Floor, New York, NY 10019.
(2)	Each officer is elected by, and serves at the pleasure of, the Board.

Audit Committee

Each Board has an Audit Committee comprised of all the Independent Directors (with the exception of Mr. Borden), each of whom is also “independent” under the rules of the New York Stock Exchange (“NYSE”). The AFT Audit Committee met four times during the fiscal year ended December 31, 2013, and the AIF Audit Committee met three times during the fiscal year ended December 31, 2013. The functions of the Funds’ Audit Committees are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of each Fund; (ii) the independent registered public accounting firm (the “Independent Auditor”) qualifications and independence; (iii) the performance of the internal audit function and Independent Auditor; and (iv) the compliance by each Fund with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Funds’ Audit Committee Charter, which describes the Audit Committee’s purpose and duties, is available at www.agmfunds.com. This reference to the website does not incorporate the content of the website into this Joint Proxy Statement.

Audit Committee Report

The Funds’ Audit Committees oversee the financial reporting process on behalf of the Boards. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. In fulfilling its oversight responsibilities, the Funds’ Audit Committees reviewed and discussed with management the audited financial statements in the Funds’ Annual Report for the fiscal year ended December 31, 2013.

The Funds’ Audit Committees reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the Funds’ Audit Committee discussed with the Independent Auditor the Independent Auditor’s independence from management and the Fund, including the Independent Auditors’ letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committee.

The members of the Audit Committee for each Fund are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management, or internal control purposes. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Funds’ financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and the role of the Funds’ Audit Committees set forth in the Funds’ Audit Committee Charters and those discussed above, the Audit Committee of each Fund recommended to the relevant Board that the Funds’ audited financial statements be included in the Funds’ Annual Report for the fiscal year ended December 31, 2013.

This report was submitted by the Audit Committees of the Funds’ Board of Directors

Glenn N. Marchak, Chairman

Carl J. Rickertsen

Todd J. Slotkin

Elliot Stein, Jr.

Annual board meeting date: February 11, 2014

Nominating and Corporate Governance Committee

Each Board has a Nominating and Corporate Governance Committee comprised of all the Independent Directors (with the exception of Mr. Borden). The AFT Nominating and Corporate Governance Committee met twice during the fiscal year ended December 31, 2013, and the AIF Nominating and Corporate Governance Committee met once during the fiscal year ended December 31, 2013. The functions of the Nominating and Corporate Governance Committee include identifying, selecting or recommending qualified nominees to be elected to the Funds’ Boards at the annual meetings of shareholders (consistent with criteria approved by the Boards); identifying, selecting or recommending qualified nominees to fill any vacancies on the Boards or any committees thereof (consistent with criteria approved by the Boards); developing and recommending to the Boards a set of corporate governance principles applicable to each Fund; overseeing the evaluation of the Boards, any committees thereof and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Boards to the Funds’ Nominating and Corporate Governance Committees. The Funds’ Nominating and Corporate Governance Committee Charter is available at www.agmfunds.com. This reference to the website does not incorporate the content of the website into this Joint Proxy Statement.

The Funds’ Nominating and Corporate Governance Committees have not established any specific minimum qualifications that must be met for the Committee to consider a nominee. In nominating candidates, including candidates recommended by shareholders as provided below, each Nominating and Corporate Governance Committee will take into consideration such factors as it deems appropriate, including to the extent required, compliance with the independence and other applicable requirements, of the federal securities laws, the listing standards of the NYSE and any other applicable laws, rules or regulations; a candidate’s experiences, qualifications, attributes or skills described above under “Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills”; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. Each Nominating and Corporate Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Boards’ existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. Each Nominating and Corporate Governance Committee will consider Director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement (see “Submission of Shareholder Proposals” below.)

Other Board-Related Matters

Shareholders who wish to send communications to the relevant Fund’s Board should send them to the Secretary of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc., as applicable, at 9 West 57th Street, 43rd Floor, New York, NY 10019. All such communications will be directed to the relevant Board’s attention.

The Funds do not have a formal policy regarding Director attendance at the annual meeting of shareholders. Each Director attended AFT’s 2013 annual meeting of shareholders. As AIF commenced operations in February 2013, this is the first shareholder meeting held subsequent to AIF’s public offering of stock.

Required Vote

The election of Mr. Borden as a Director of AFT requires the affirmative vote of a majority of the holders of the outstanding AFT Preferred Stock entitled to vote, voting as a separate class. The election of Mr. Borden as a Director of AIF requires the affirmative vote of a majority of the outstanding Shares of AIF’s Common Stock. The election of Mr. Rickertsen as a Director of the Funds requires the affirmative vote of a majority of the outstanding shares of each Fund’s Common Stock and, with respect to AFT, the AFT Preferred Stock entitled to vote, voting together as a single class.

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals by shareholders of a Fund that are intended to be presented at the Funds’ next Annual Meeting of Shareholders to be held in 2015 must be received by the Fund for consideration for inclusion in the Funds’ proxy statement relating to the meeting no later than December 4, 2014, and must satisfy the requirements of federal securities laws.

The Bylaws of each Fund currently require shareholders wishing to nominate Directors or propose other business to be brought before the Funds’ 2015 Annual Meeting to provide timely notice of the proposal in writing to the Secretary of the Fund and, in the case of such other business, such other business must otherwise be a proper matter for action by the Fund’s shareholders. To be considered timely, any such notice must be delivered to the principal executive office of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, 43rd Floor, New York, NY 10019 not earlier than November 4, 2014, nor later than 5:00 p.m., E.T., on December 4, 2014. Any such notice by a shareholder must set forth all information required by the relevant Fund’s Bylaws with respect to each nominee or other matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 30 Rockefeller Plaza, New York, NY 10112, has been selected to serve as the Funds’ independent registered public accounting firm for each Fund’s fiscal year ending December 31, 2014. A representative of Deloitte will not be present at the Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are the audit fees and non-audit related fees billed to each Fund by Deloitte for professional services for the fiscal years ended December 31, 2012 and 2013.

Fund	For the year ended December 31,		Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
AFT	2013		$190,000	$0	$7,420	$0
AFT	2012		$190,000	$0	$7,420	$0

AIF	2013		$197,500	$42,500	$7,420	$0
AIF	2012	****	N/A	N/A	N/A	N/A

*	“Audit-Related Fees” include services related to consents, comfort letter and bring down letters in conjunction with the initial public offering of the Fund’s common stock.
**	“Tax Fees” are those fees related to Deloitte’s tax consulting services, including primarily the review of each Fund’s income tax returns.
***	“All Other Fees” include the aggregate fees billed for products and services provided by Deloitte, other than the reported services.
****	AIF commenced investment operations in February 2013.

The Funds’ Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by Deloitte to the Funds, and all non-audit services to be provided by Deloitte to the Funds’ Adviser and any entity controlling, controlled by or under common control with the Funds’ Adviser (“Affiliates”) that provides on-going services to a Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. All of the audit and non-audit services described above for which Deloitte billed a Fund fees for the fiscal years specified above were pre-approved by the Funds’ Audit Committees, as required.

The aggregate non-audit fees billed by Deloitte for services rendered to AFT and rendered to the Adviser or its Affiliates that provide ongoing services to AFT for the fiscal years ended December 31, 2012 and 2013 were $7,420 and $7,420, respectively.

The aggregate non-audit fees billed by Deloitte for services rendered to AIF and rendered to the Adviser or its Affiliates that provide ongoing services to AIF for the fiscal years ended December 31, 2012 and 2013 were $0 and $49,920, respectively. AIF commenced investment operations in February 2013.

The Audit Committees of the Funds have considered whether the provision of non-audit services that were rendered to the Adviser or its Affiliates that provide ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte’s independence.

Investment Adviser and Administrator

Apollo Credit Management, LLC (the “Adviser”) serves as the investment adviser to each Fund. The principal executive office of the Adviser is 9 West 57th Street, 43rd Floor, New York, NY 10019. Each Fund and the Adviser have entered into an Administrative Services and Expense Reimbursement Agreement pursuant to which the Adviser provides certain administrative and other services to the Fund at cost.

BNY Mellon, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as administrator to the Funds.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Funds’ Directors and executive officers, certain persons affiliated with a Fund and persons who beneficially own more than 10% of a registered class of a Fund’s securities to file reports of ownership and changes of ownership with the SEC, the NYSE and the applicable Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the relevant Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and representations from certain of such persons, the Funds believe that during 2013 all such filing requirements applicable to such persons were met.

AFT Credit Agreement and AFT Preferred Stock

On March 24, 2011, AFT entered into a credit agreement with Wells Fargo Bank, National Association as lender. This agreement was amended on August 16, 2011. As of December 31, 2013, AFT borrowed $122,704,615 under the credit agreement. The loan generally bears interest at a rate of the three-month LIBOR plus 1.40%. AFT is authorized to issue up to 1,534 preferred shares. As of December 31, 2013, 1,534 preferred shares are issued and outstanding with an aggregate liquidation preference of $30,680,000. The preferred shares generally are entitled to quarterly dividends at a floating rate of three-month LIBOR plus 1.90%. Wells Fargo Bank, National Association currently owns 100% of the outstanding shares of AFT Preferred Stock.

AIF Credit Agreement

On April 26, 2013, AIF entered into a credit agreement with JPMorgan Chase Bank, N.A. as lender. As of December 31, 2013, AIF borrowed $138,000,000 under the credit agreement. The loan generally bears interest at a rate of the three-month LIBOR plus 1.20%.

Broker Non-Vote and Abstentions

Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as Shares that are present and entitled to vote for purposes of determining a quorum, but will not constitute a vote “FOR” a proposal and will have the effect of a vote against the election of the nominees named in this Joint Proxy Statement.

OTHER MATTERS TO COME BEFORE THE MEETING

The Funds do not intend to present any other business at the Meetings, nor is either Fund aware that any shareholder is entitled to do so. If, however, any other matters are properly brought before the Meeting(s), the persons named in the accompanying form of proxy(ies) will vote thereon in accordance with their discretion.

VOTING RESULTS

The Funds will advise its shareholders of the voting results of the matters voted upon at the Meetings in the next Semi-Annual Report to Shareholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the relevant Fund whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the Joint Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Shares.

This Joint Proxy Statement has been prepared for shareholders of the Funds. The Funds will mail one Joint Proxy Statement to each shareholder address upon request. If you would like to obtain an additional paper copy of the Joint Proxy Statement, please contact Broadridge at 1-800-579-1639 or write to the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, 43rd Floor, New York, NY 10019.

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Joint Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, shareholders should contact the Funds at 1-888-301-3838 or write to the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, 43rd Floor, New York, NY 10019.

IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETINGS, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD(S) AS SOON AS POSSIBLE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M70477-P51239	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED

Election of Directors - The Board of Directors recommends a vote FOR all nominees listed.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. Election of Directors. Nominees:			☐	☐	☐
01)	Robert L. Borden
02)	Carl J. Rickertsen

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

The votes entitled to be cast by the undersigned will be cast in accordance with the specifications made above. If this Proxy is properly executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of all nominees for Director named above. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Please Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M70478-P51239

APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO TACTICAL INCOME FUND INC.

9 WEST 57TH STREET

NEW YORK, NY 10019

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph D. Glatt and Frank Marra, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Annual Meeting of Stockholders of Apollo Senior Floating Rate Fund Inc. and the Apollo Tactical Income Fund Inc., Maryland corporations (the “Funds”), to be held on May 13, 2014 at 9:30 a.m. (Eastern Time) and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed on the reverse side all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any Proxy previously given with respect to the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should both sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who must state his or her title.

(Continued on the reverse)